EXHIBIT 99.1

Legal Disclaimer This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives and strategies, and the results of our operations and our business. However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political, regulatory and technological conditions. We caution that the foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events.

Company Overview

◆ Ticker / Exchange	RGF/NYSE
◆ Shares Outstanding	21,559,584 Class A
	29,539,115 Class B
◆ Market Cap	$1.5 Billion
◆ Current price per share/PE	$30.00/12.01x (vs. 16.3x average PR institutions)
◆ EPS–4Q '03 / Trailing 12 mo.	$0.63/$2.25
◆ Book value per share/Price to Book	$10.52/3.14x (vs. 2.8x average PR institutions)
◆ Analyst consensus (First Call)	2004E—$2.62
	2005E-–$2.85
◆ Average 90 day volume	68,000
◆ Annual dividends	$0.35 per share
◆ Dividend yield	1.2%
◆ Dividend payout	14%
◆ Analyst coverage	Cohen Bros. Keefe, Bruyette & Woods Sandler O'Neill & Partners Friedman, Billings, Ramsey Santander Securities

We feel comfortable with analysts' EPS growth projections!

2

Company Overview Retail Banking Mortgage Banking Securities Brokerage Insurance Brokerage Assets: $8.2bn Loans: $4.0bn Deposits: $3.6bn Servicing Portfolio: $10.9bn 31 branches in PR 14 branches in FL 37 branches in PR 10 branches in PR 5 offices in NY, NC and FL More than 100 offices in Puerto Rico and the continental US, generating loans and deposits, and providing other financial services

Management Depth Joseph Sandoval EVP and CFO Victor Galan Chairman and CEO Ramon Prats Vice Chairman and President Felipe Franco SVP Consumer Lending Victor Irizarry SVP and CLO Ivan Velez SVP Operations Mario Ruiz EVP Pedro Diaz SVP Commercial Lending Carlos Mantaras SVP Branch Administration Francisco Cortez SVP Loan Servicing Victor Galan SVP Loan Production Steven Velez EVP Rafael Delgado SVP Loan Production Ricardo Agudo SVP New Housing John Koegel President Guy Michel SVP Commercial Lending Cathy Jackson SVP Construction Lending Ramiro Colon President Jean Francois-Dumazet President Kay Griffith EVP Ricky Calzada SVP Residential Lending Joannie Vincent SVP Branch Administration Renissa Gutierrez VP Marketing Strong management group with more than 20 years average experience in banking and mortgage banking

Puerto Rico: Residential Market Historical strong new housing construction despite economic cycle or interest rate environment Mortgage market with annual volume exceeding $10 billion a year Persistent housing shortage of 100,000 units 5-8% historical real estate appreciation per annum Government-sponsored affordable housing programs 75% home ownership (vs 67% in the continental US) Estimated 40% of residential mortgages are FHA/VA guaranteed (vs 12% in the continental US) Average loan charge-off rates and actual foreclosures below those in the continental US Refinancings normally represent a higher proportion of mortgage originations than in the continental US

Florida: Residential Market Strong residential market in Florida footprint, with new permits for more than 50,000 residential units annually Historical strong real estate values (including land appreciation) Closest point to the continental US from Puerto Rico - only two and a half hours by plane Best market in the continental US for us to establish a niche in residential and construction lending, to replicate our successful operation in Puerto Rico Integration of our mortgage banking operations in New York and Puerto Rico by opening mortgage centers in our 14 banking branches in Florida Mortgage division already running in addition to mortgage centers Strong economy, self sustained by services, tourism and entertainment, combined with a favorable climate Unemployment below national average

Favorable migration into Central Florida, with population growth exceeding the national average Strong presence of Hispanics (particularly Puerto Rican), providing cross-selling opportunities of residential lending with other financial services. About 20% Hispanic (mostly Puerto Rican) population among residents within Central Florida branches Strong management talent available in mortgage banking, residential lending and construction $3 billion servicing portfolio allows refinancing opportunities through our telemarketing centers located in Orlando, New York and Puerto Rico More than $100 million of new construction projects approved since acquisition of R&G Crown Bank We are projecting significant new loan originations of about $1 billion a year, including residential, commercial and construction lending, from our New York, North Carolina and Orlando offices, with emphasis on the Eastern Coast of the US Assets grew 46% to $1.3 billion as of 12/31/03 Florida: Residential Market

Business Strategy Real Estate Focus Preserve our low credit-risk lending profile Maintain high profitability through all interest rate and credit cycles Puerto Rico Grow share of residential mortgage market (currently, 20-25%) Expand retail banking franchise (No. 6), growing core deposits Emphasize growth in residential construction and CRE lending Grow fee income from banking, and securities and insurance brokerage operations United States Ultimate goal-Successful expansion of RG Crown Bank to similar size of Puerto Rico banking subsidiary Focus on controlled growth through future openings of branches in Central Florida and loan production centers along eastern coast of continental US Expand Central Florida footprint through selected and attractively-priced acquisitions

Operating Revenues Mtg. Banking 1999 Total: $126mm 2003 Total: $398mm Banking revenue contribution has increased in recent years

Profit Before Taxes 1999 Total: $54mm 2003 Total: $175mm Mtg. Banking Banking contribution to profit before taxes has increased significantly as well

ROACE and ROAA Delivering higher return on capital than our peers despite core capital of 9% and risk-based capital above 15%, but with lower credit risk!

Net Interest Margin We believe that our net interest margin is well protected for the next several years

Earnings Per Share CAGR=27.6% Superior EPS CAGR of 36% during last three years!

Total Assets CAGR=29.5% Loan portfolio growth of 46% in 2003, partially due to Crown Bank expansion!

Loan Composition December 2003 Total: $4,049mm December 2002 Total: $2,760mm Residential Mortgage Commercial Real Estate Construction and Land Secured Consumer Commercial Unsecured Consumer 90% of portfolio is secured!

Asset Quality Net charge-off experience below our peer group in Puerto Rico and the Continental US

NPLs Composition December 2003 Total: $85mm December 2002 Total: $78mm Commercial Real Estate Consumer 70% of classified loans are residential, with minimal loss experience

ALLL/Total Loans Excluding our residential portfolio, our loan loss reserve coverage exceeds that of our peer group in Puerto Rico

Total Deposits CAGR=27.8% R-G Crown Bank added $621 million in low-cost deposits in 2002

Loan vs Deposit Growth All our loan and deposits growth is organic, not dependent on purchases nor brokered deposits from third parties

Deposit Composition December 2003 Total: $3,556mm December 2002 Total: $2,802mm Jumbo CDs Retail CDs NOW & Other Demand Savings & MMDA We continue to be focused on core deposits; 57% core deposits ratio (one of highest in Puerto Rico)

Loan Originations CAGR=22.6%

Servicing Portfolio CAGR=15.4% R-G Crown Bank added $2.6 billion servicing portfolio in 2002

Investment Highlights R-G name is a recognized franchise in banking and mortgage banking Strong profitability through various interest rate and credit cycles -Profit performance above S&P 500 and KBW banking index -High return on assets and equity Diversification of income stream Low credit-risk lending profile - 90% of portfolio secured by real estate Market leadership in Puerto Rico, with strong internal loan production 2nd largest residential mortgage lender, with 20-25% market share(excluding wholesale) 4th largest commercial lender (6th largest bank by assets) - 7% market share 15% of assets and profits from the US already Tax-advantaged status as Puerto Rico bank (IBE) R-G Premier International Bank -R-G International Corporation -R-G International Bank Significant growth opportunities, with geographic diversification in PR and the US Strong management team Significant insider ownership tied to R&G's goal of maximizing shareholder value - 45% inside ownership

Investment Highlights R&G FINANCIAL-5-YEAR RELATIVE PRICE PERFORMANCE Source: FactSet

A copy of this presentation, along with all our SEC filings,is available on our investors' page on our website, rgonline.com